Exhibit 10.3.5

SEVENTH AMENDMENT TO

SENIOR SECURED CONVERTIBLE NOTE AND SIXTH AMENDMENT TO WARRANT

THIS SEVENTH AMENDMENT TO SENIOR SECURED CONVERTIBLE NOTE AND SIXTH AMENDMENT WARRANT (this “Amendment”), effective as of February 28, 2019, amends certain terms of (i) that certain Senior Secured Convertible Note in the original principal amount of $10,000,000 issued by KemPharm, Inc., a Delaware corporation (the “Company”), to Deerfield Private Design Fund III, L.P. (the “Holder”) on June 2, 2014 (as the same may be amended, restated, modified or otherwise supplemented from time to time, the “Note”), and (ii) that certain warrant number W-74, issued by the Company to the Holder on June 2, 2014, relating to the right of the Holder to purchase from the Company 1,923,077 fully paid and nonassessable shares of common stock of the Company (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Warrant”).

WHEREAS, the Company and the Holder desire to revise certain terms of the Note and Warrant as provided herein.

In consideration of the promises and mutual covenants contained herein and in the Note and Warrant, the undersigned hereby agree as follows:

1. Section 2(f)(i)(A) of the Note is hereby amended by adding the following paragraph immediately after the third paragraph of such section:

“Notwithstanding anything to the contrary contained herein, this Section 2(f)(i)(A) shall not apply to any issuance or sale of Common Stock, Convertible Securities or Options by the Company if such issuance or sale is made pursuant to the terms of (x) that certain Purchase Agreement, dated February 28, 2019 , by and between the Company and Lincoln Park Capital Fund, LLC, or (y) that certain Common Stock Sales Agreement, dated as of September 4, 2018, by and between the Company and RBC Capital Markets, LLC.”

2. Section 5(f)(i) of the Warrant is hereby amended by adding the following paragraph immediately after the third paragraph of such section:

“Notwithstanding anything to the contrary contained herein, this Section 5(f)(i) shall not apply to any issuance or sale of Common Stock, Convertible Securities or Options by the Company if such issuance or sale is made pursuant to the terms of (x) that certain Purchase Agreement, dated February 28, 2019 , by and between the Company and Lincoln Park Capital Fund, LLC, or (y) that certain Common Stock Sales Agreement, dated as of September 4, 2018, by and between the Company and RBC Capital Markets, LLC.”

3. Any warrants issuable in the future pursuant to Section 2.10 of that certain Facility Agreement, dated as of June 2, 2014, by and between the Company and the Holder, as amended, shall reflect the amendments set forth in paragraph 2 above.

4. Effect on the Note and Warrant. Except as amended herein, the Note and Warrant shall continue in full force and effect as originally executed and delivered, as previously amended prior to the date hereof. Any reference in the Note and the Warrant to “this Warrant,” “this “Note” “hereunder,” hereof,” “herein,” or words of like import referring to such agreement shall refer to the Warrant or Note, as the case may be, as amended by this Amendment.

5. Registration Rights Consent. The Holder hereby (i) consents to the Company’s entry into (x) that certain Registration Rights Agreement, dated on or around the date hereof, by and between the Company and Lincoln Park Capital Fund, LLC (“LPCF”); and (y) that certain Purchase Agreement, dated on or around the date hereof, by and between the Company and LPCF, pursuant to which, in each case, the Company has agreed to provide LPCF with certain registration rights specified therein (the “Registration Rights”), and (ii) waives any and all rights the Holder may have with regard to the Registration Rights and the Company’s compliance therewith, including without limitation under Section 2.10 of that certain Amended and Restated Investors’ Rights Agreement, dated as of February 19, 2015, by and among the Company, the Holder and other parties thereto.

6. Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

7. Counterparts. This Amendment may be executed on separate counterparts that may be transmitted via an email .pdf file or facsimile, each of which, when so executed and delivered, shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same Amendment.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company and Holder have caused this Amendment to be duly executed and delivered as of the date first above written.

KEMPHARM, INC.

By:      /s/ R. LaDuane Clifton

Name: R. LaDuane Clifton

Title:   Chief Financial Officer

IN WITNESS WHEREOF, the Company and Holder have caused this Amendment to be duly executed and delivered as of the date first above written.

HOLDER:

DEERFIELD PRIVATE DESIGN FUND III, L.P.

By: Deerfield Mgmt III, L.P., General Partner

By: J. E. Flynn Capital III LLC, General Partner

By:      /s/ David Clark

Name: David Clark

Title:   Authorized Signatory